UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 1
to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 10, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A changes the Item heading used by us to disclose our filing of a motion in the United States (“U.S.”) Bankruptcy Court for the Southern District of New York (the “Court”) seeking authority to enter into a Purchase and Sale Agreement (the “Purchase Agreement”) with a wholly-owned entity of Platinum Equity, LLC, Steering Solutions Corporation (“Platinum”) for the sale of Delphi Corporation’s (“Delphi” or the “Company”) global steering and halfshaft businesses, and a Transaction Facilitation Agreement (the “Transaction Agreement”) with General Motors Corporation (“GM”), and to request a bidding procedures hearing. This Current Report on Form 8-K/A now discloses the filing of the motion under Item 8.01 rather than under Item 1.01 as previously set forth in our Form 8-K filed on December 11, 2007 (the “Original 8-K”). The text of the Original 8-K is restated below under the correct heading. As there were no changes to the exhibits to the Original 8-K we are not refiling such exhibits but are incorporating them by reference herein.
ITEM 8.01 OTHER EVENTS
On December 10, 2007, Delphi filed a motion in the Court seeking authority to enter into the Purchase Agreement with a wholly-owned entity of Platinum for the sale of Delphi’s global steering and halfshaft businesses, and a Transaction Agreement with GM. The motion also requests a bidding procedures hearing on December 20, 2007. The sale will be conducted pursuant to Section 363 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) and the consummation of the sale is subject to Court approval. Following completion of the bidding procedures process, a final sale hearing is anticipated to occur no later than February, 2008. Under the Transaction Agreement, GM has certain approval rights with respect to alternative bidders and the terms of sale in connection with an auction.
Pursuant to the terms of the Purchase Agreement, Delphi will transfer to Platinum substantially all of the assets of its global steering and halfshaft business, including manufacturing operations, intellectual property, customer and supplier contracts and interests in joint ventures. In addition, Platinum has agreed to retain substantially all employees dedicated to the business, and it is anticipated that the senior leadership of the global business will transfer to Platinum.
GM is providing financial support for the sale pursuant to the Transaction Agreement, under which GM is making certain commitments to Delphi in connection with the sale, including providing $257 million of total cash consideration at closing for working capital, and agreeing to reimburse Delphi for certain expenses of the sale, which includes payments Delphi will make to Platinum under the Purchase Agreement to cover certain separation and transaction related costs, which may be up to $65 million.
For more detail regarding the terms of the proposed transaction and support being provided by GM, see the forms of agreements included in the motion filed with the Court, which is attached as Exhibit 99(a) to the Original 8-K and is incorporated by reference therein.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility and to obtain an extension of term or other amendments as necessary to maintain access to such facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; the Company’s ability to satisfy the terms and conditions of the Equity Purchase and Commitment Agreement; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan (including the transformation plan described in Item 1. Business “Potential Divestitures, Consolidations and Wind-Downs” of the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the U.S. Securities and Exchange Commission (the “SEC”)) and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have little or no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION

(Registrant)
Date: December 18, 2007

	By:	/s/ DAVID M. SHERBIN

David M. Sherbin,
Vice President, General Counsel and Chief Compliance Officer